Portions of this exhibit are the subject of a request for confidential treatment. The copy filed as an exhibit omits the information subject to the confidentiality request.Such omitted information has been filed separately with the Commission. Such portions are marked by brackets [***].


                  AMENDMENT TO SERVICE AND RESELLER AGREEMENT

     This Amendment made this 13th day of May, 1999 by and between AMWAY CORPORATION, a Michigan corporation, ("Amway") and VOICE-TEL ENTERPRISES, INC., a Delaware corporation ("Voice-Tel").

     Amway and Voice-Tel entered into a Service and Reseller Agreement dated September 28, 1990, as amended, ("Agreement") regarding voice messaging and digital network services provided by Voice-Tel to Amway.

     The parties desire to amend the Agreement by providing for flat rate pricing as set forth on the attached Schedule 1.1(b).

     NOW THEREFORE, the parties agree as follows:

     1. Effective June 1, 1999, the prices for Amway Products and Services shall be as set forth on the attached Schedule 1.1(b), as amended from time to time. The Schedule 1.1(b) attached to this Amendment shall replace the Schedule 1.1(b) attached to the Agreement. The parties agree that the flat rate pricing set forth on the attached Schedule 1.1(b) shall be applicable to any subsequent agreement between the parties related to Amway Products and Services.

     2. Except as set forth in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the first date written above.

AMWAY CORPORATION,                       VOICE-TEL ENTERPRISES, INC.,
a Michigan corporation                   a Delaware corporation


By: /s/ Richard W. Fischer               By: /s/ Edward W. Braswell
    ----------------------                   ----------------------
Its: Director, Corporate Purchasing      Its: Vice President
                                              Voice and Data Messaging

* Confidential treatment requested for information in brackets.

Schedule 1.1(b)  Updated Amvox Product/Pricing Specifics  Effective June 1, 1999

United States:

Messaging Services:

------------------------------------------------------------------------------------------------------------------------
                                               Basic            Enhanced            Premier            Premier Plus
------------------------------------------------------------------------------------------------------------------------
                                              E-2211             E-1012             E-1013                E-2214
------------------------------------------------------------------------------------------------------------------------
Service Specifics:
------------------------------------------------------------------------------------------------------------------------
 .  Price to Amway                             $[***]             $[***]             $[***]                $[***]
------------------------------------------------------------------------------------------------------------------------
 .  Suggested Retail                           $[***]             $[***]             $[***]                $[***]
------------------------------------------------------------------------------------------------------------------------
 .  Greeting Length                          30 seconds         80 seconds         90 seconds            90 seconds
------------------------------------------------------------------------------------------------------------------------
 .  Message Length                            1 minute           2 minutes          3 minutes            3 minutes
------------------------------------------------------------------------------------------------------------------------
 .  Monthly Network Message Limits               100               5,000              7,500                28,000
------------------------------------------------------------------------------------------------------------------------
 .  Message Storage Capacity                 10 messages        20 messages        30 messages          80 messages
------------------------------------------------------------------------------------------------------------------------
 .  Message/Receipt Retention                  5 days             5 days             7 days               10 days
------------------------------------------------------------------------------------------------------------------------
 .  Cost per express message                 $[***] per         $[***] per         $[***] per            $[***] per
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Service Features:
------------------------------------------------------------------------------------------------------------------------
 .  Receive and record both system
   and non-system messages                     X                   X                  X                   X
------------------------------------------------------------------------------------------------------------------------
 .  Play                                        X                   X                  X                   X
------------------------------------------------------------------------------------------------------------------------
 .  Keep                                        X                   X                  X                   X
------------------------------------------------------------------------------------------------------------------------
 .  Answer                                      X                   X                  X                   X
------------------------------------------------------------------------------------------------------------------------
 .  Give                                                            X                  X                   X
------------------------------------------------------------------------------------------------------------------------
 .  Make                                                            X                  X                   X
------------------------------------------------------------------------------------------------------------------------
 .  Multiple Make                                                                      X                   X
------------------------------------------------------------------------------------------------------------------------
 .  Multiple Give                                                                      X                   X
------------------------------------------------------------------------------------------------------------------------
 .  Forward & Backward during Play              X                   X                  X                   X
------------------------------------------------------------------------------------------------------------------------
 .  TipToe / Message Review                                         X                  X                   X
------------------------------------------------------------------------------------------------------------------------
 .  Pause during Play                                               X                  X                   X
------------------------------------------------------------------------------------------------------------------------
 .  Pager Notification                          X                   X                  X                   X
------------------------------------------------------------------------------------------------------------------------
 .  Toll Saver Feature                          X                   X                  X                   X
------------------------------------------------------------------------------------------------------------------------
 .  Carbon Copy                                                     X                  X                   X
------------------------------------------------------------------------------------------------------------------------
 .  Undelete Last Message                                           X                  X                   X
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Message Addressing Options:                     N/A
------------------------------------------------------------------------------------------------------------------------
 .  Confidential                                                    X                  X                   X
------------------------------------------------------------------------------------------------------------------------
 .  Request Receipt                                                 X                  X                   X
------------------------------------------------------------------------------------------------------------------------
 .  Urgent Delivery                                                 X                  X                   X
------------------------------------------------------------------------------------------------------------------------
 .  Future Delivery                                                                    X                   X
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Distribution Lists:                             N/A
------------------------------------------------------------------------------------------------------------------------
 .  Number of Lists                                                29                 49                      99
------------------------------------------------------------------------------------------------------------------------
 .  Amvox number per list                                         189                189                     189
------------------------------------------------------------------------------------------------------------------------

SPECIALTY SERVICES:

SERVICE LEVEL:                                           FEATURES:
---------------------------------------------------------------------------------------------------------------------
DIRECTEL - E-5591                                        .  GREETING ONLY DIRECTOR SERVICE
---------------------------------------------------------------------------------------------------------------------
BROADCAST BOX - E-2215                                   .  REMOTE DISTRIBUTION CENTER
---------------------------------------------------------------------------------------------------------------------
PAGER OUTDIAL - E-1129                                   .  ACTIVATES PAGER WHEN REGULAR OR URGENT MESSAGES ARE
                                                            RECEIVED
---------------------------------------------------------------------------------------------------------------------
EVE                                                      .  ENABLES AMVOX SUBSCRIBER TO ACCESS EMAIL THROUGH AMVOX
---------------------------------------------------------------------------------------------------------------------